SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 21, 2005

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS (Exact Name of Registrant as Specified in Its Charter)
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                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

        001-06249                                        34-6513657
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(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers: Election of Directors:
          Appointment of Principal Officers.

      Effective October 21, 2005, John Alba, age 35, was appointed as the Chief Investment Officer of First Union Real Estate Equity and Mortgage Investments ("First Union"). Mr. Alba has served as Senior Vice President of FUR Advisors LLC, the external advisor to First Union since January 8, 2004. In addition, Mr. Alba has been a Senior Vice President of Winthrop Financial Associates, A Limited Partnership, since 1999.

Item 7.01 Regulation FD Disclosure

      On October 21, 2005, First Union Real Estate Equity and Mortgage Investments ("First Union") announced that

            o It has named John Alba as its Chief Investment Officer. Mr. Alba was previously a Vice President of First Union as well as its external advisor, FUR Advisors LLC.

            o It recently made a $3,500,000 first mortgage loan secured by an office building in Northbrook, Illinois. The loan bears interest at prime and matures in twelve months, subject to two six month extensions. At the time of the loan satisfaction, First Union has the right to make a mezzanine loan to the property owner or acquire an ownership interest in the property owner on substantially the same terms as the prior mezzanine loans made with respect to the other Chicago area properties.

            o It has been notified that Winn-Dixie Stores, Inc., its tenant at its Jacksonville, Florida property, has elected to reject its lease with First Union in connection with Winn-Dixie's bankruptcy. First Union does not believe that the rejection of the lease will have a material impact on its operating results and will promptly begin marketing the property for lease and/or sale.

            o It has entered into agreements to acquire (1) 127,000 square feet of retail and office space in a mixed-use building in Chicago, Illinois and (2) two office buildings located in the New England area which are triple-net leased to Verizon. Each of these acquisitions is subject to customary due diligence review by First Union and requisite consents.

      A copy of this release is attached hereto as exhibit 99.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits

      99.   Press Release, dated October 21, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 25th day of October, 2005.

                                              FIRST UNION REAL ESTATE EQUITY AND
                                              MORTGAGE INVESTMENTS


                                              By: /s/ Peter Braverman
                                                  ------------------------------
                                                  Peter Braverman
                                                  President